SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):     April 22, 1997


                               ECHO BAY MINES LTD.
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               (Exact Name of Registrant as Specified in Charter)


            Canada                          1-8542                  None
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 (State or Other Jurisdiction             (Commission         (I.R.S. Employer
       of Incorporation)                 File Number)        Identification No.)


                  Suite 1000, 6400 S. Fiddler's Green Circle,
                  Englewood, Colorado                                80111-4957
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                  (Address of principal executive offices)           (Zip Code)




        Registrant's telephone number, including area code: 303-714-8600
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ITEM 5.  OTHER EVENTS

                  Incorporated by reference herein is the text of the Company's press release dated April 22, 1997, which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (C)     EXHIBITS

                   99.1     Press Release dated April 22, 1997.








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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ECHO BAY MINES LTD.



Dated:  April 25, 1997           By  /s/ RAYMOND W. JENNER
                                     ---------------------------------------
                                     Raymond W. Jenner
                                     Vice President, Treasurer and Principal
                                     Accounting Officer







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